Exhibit 10.4

“***” = CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED AND HAVE BEEN SEPARATELY

FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Final Execution Version

AMENDMENT NO. 3 TO

MASTER AGREEMENT

This Amendment Number 3 (“Amendment 3”), effective as of April 25, 2011 (the “Amendment 3 Effective Date”), is between Health Net, Inc. (“Health Net”), and International Business Machines Corporation (“Supplier”) (each, a “Party” and collectively, the “Parties”). Defined terms used in this Amendment shall have the same meaning as in the Agreement unless otherwise specifically defined herein. This Amendment 3 is made with reference to the following:

Background

A. Master Agreement. The Parties entered into a Master Agreement dated August 19, 2008 (the “Agreement”), as modified from time to time, pursuant to which Supplier provides certain business process outsourcing services to Health Net; and

B. Modification. The Parties now desire to modify the Agreement pursuant to this Amendment 3 with respect to the Service Levels, changing the definition of Amount-at-Risk and certain Service Level metrics.

NOW, THEREFORE, in consideration of the mutual promises, covenants, agreements and other undertakings set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

Changes

1. Effective January 1, 2010, Section 2.1(a) of Schedule B (Service Levels) is deleted in its entirety and replaced with the following:

“Amount at Risk” means an amount equal to *** percent (***%) of the aggregate monthly charges payable by Health Net under this Agreement excluding: ***.

2.	For the period of January 1, 2010 through October 31, 2010, Exhibit B-1 is deleted in its entirety and replaced with the Exhibit B-1 attached hereto as Attachment 1 to Amendment 3.

3.	Effective November 1, 2010, Exhibit B-1 is deleted in its entirety and replaced with the Exhibit B-1 attached hereto as Attachment 2 to Amendment 3.

4.	Effective November 1, 2010, Section 1.3(a)(ii)(B) of Exhibit B-2 (Formula Definitions) is deleted in its entirety.

5.	Except as amended and modified by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. This Amendment may not be modified except in writing signed by both Parties hereto. This Amendment, the Agreement and exhibits and schedules thereto constitute the entire agreement of the Parties with respect to the subject matter contained therein and supersede any and all prior or contemporaneous agreements between the Parties, whether oral or written, concerning the subject matter contained herein. EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AMENDMENT AND AGREES TO BE BOUND BY THE TERMS HEREOF.

IN WITNESS WHEREOF, the Parties hereto by their duly authorized representatives executed this Amendment to be effective as of the Amendment Effective Date.

Health Net/ IBM Confidential Amendment 3 effect. 04252011	B-1 - 1

Final Execution Version

Health Net, Inc.		International Business Machines Corporation

By:	/s/ David R. Moffitt	By:	/s/ Lisa Kogovsek

Print Name:	David R. Moffitt	Print Name:	Lisa Kogovsek

Title:	SR Sourcing Manager	Title:	IBM PE

Date:	5/19/2011	Date:	6/8/2011

Health Net/ IBM Confidential Amendment 3 effect. 04252011	B-1 - 2

ATTACHMENT 1 TO AMENDMENT 3

Exhibit B-1

Service Levels

Effective January 1, 2010 through October 31, 2010

***

Health Net/ IBM Confidential Amendment 3 effect. 04252011

ATTACHMENT 2 TO AMENDMENT 3

Exhibit B-1

Service Levels

Effective November 1, 2010

***

Exhibit B-1